-------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

         ---------------------------------------------------------------


                                   FORM 8-K/A
                       AMENDMENT TO APPLICATION OR REPORT
                     pursuant to Section 12, 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                       UNITED DOMINION REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)

                                 AMENDMENT NO. 1

     The undersigned registrant hereby amends its Current Report on Form 8-K dated December 28, 1995, which was filed with the Securities and Exchange Commission on January 11, 1996, to include the Financial Statements of
Businesses Acquired, the Combined Summaries of Revenues and Certain Rental Expenses, and the Consolidated Pro Forma Condensed Financial Statements and Notes thereto, as set forth on the pages attached hereto.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Real Estate Properties Acquired
         (b)      Pro Forma Financial Information
         (c)      Exhibits
                  (23)     Consent of experts


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        UNITED  DOMINION  REALTY  TRUST, INC.
                                                    (Registrant)



                                           /s/ Jerry A. Davis
                                           Jerry A. Davis
                                           Vice-President & Corporate Controller


Date: December 28, 1995

-------------------------------------------------------------------------------

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits

            Description                                           Location

(a)         Financial Statements of Businesses Acquired          3 through 14

(b)         Pro Forma Financial Information                     15 through 25

(c)         Exhibits
            (23)     Consents of Independent Auditors           26 through 29

                        [L.P. MARTIN & COMPANY LETTERHEAD]

                          Independent Auditors' Report



To the Owners of
Marble Hill Apartments



We have audited the accompanying statement of rental operations (as defined in Note 2) of Marble Hill Apartments for the year ended December 31, 1994. This financial statement is the responsibility of the management of Marble Hill Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Marble Hill Apartments' revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Marble Hill Apartments for the year ended December 31, 1994, in conformity with generally accepted accounting principles.


/s/ L. P. MARTIN & COMPANY, P.C.
L. P. Martin & Company, P.C.

Certified Public Accountants
Richmond, Virginia
December 5, 1995

                             MARBLE HILL APARTMENTS



                         STATEMENT OF RENTAL OPERATIONS



                          YEAR ENDED DECEMBER 31, 1994







REVENUES FROM RENTAL PROPERTY   $ 1,237,472



RENTAL PROPERTY EXPENSES:

Real Estate Taxes                    53,441
Repairs and Maintenance             274,840
Utilities                           107,391
Property Management Fees             62,436
Other Operating Expenses            196,621


  TOTAL RENTAL PROPERTY EXPENSES    694,729



  INCOME FROM RENTAL OPERATIONS  $  542,743



The accompanying notes are an integral part of this statement.

                             MARBLE HILL APARTMENTS

                  NOTES TO THE STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1994







NOTE 1 - BASIS OF PRESENTATION



Marble Hill Apartments (The Property) consists of a 253 unit townhouse residential apartment community located in Richmond, Virginia together with the existing leases. The assets that comprise the Property have been held as an investment of Shelter Properties VI Limited Partnership, a South Carolina limited partnership (the owner), throughout the year ended December 31, 1994. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



Revenue and Expense Recognition



The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.



Repairs and Maintenance



Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.



NOTE 3 - PROPERTY MANAGEMENT FEES



Property management services were provided through Insigna Management Group,
L.P., an affiliate of the owner of the property.   Fees for such services were
5% of gross receipts from operations.



NOTE 4 - SALE OF PROPERTY



The property was sold to UDR at Marble Hill, L.L.C. on September 28,
1995. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                        [L.P. MARTIN & COMPANY LETTERHEAD]



                          Independent Auditors' Report





To the Owners of
Mallards of Wedgewood Apartments





We have audited the accompanying statement of rental operations (as defined in Note 2) of Mallards of Wedgewood Apartments for the year ended December 31, 1994. This financial statement is the responsibility of the management of Mallards of Wedgewood Apartments. Our responsibility is to express an opinion on this statement based on our audit.



We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Mallards of Wedgewood Apartments' revenues and expenses.



In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Mallards of Wedgewood Apartments for the year ended December 31, 1994, in conformity with generally accepted accounting principles.



/s/ L. P. MARTIN & COMPANY, P.C.

L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
December 6, 1995

                        MALLARDS OF WEDGEWOOD APARTMENTS


                         STATEMENT OF RENTAL OPERATIONS


                          YEAR ENDED DECEMBER 31, 1994







REVENUES FROM RENTAL PROPERTY   $     1,305,300



RENTAL PROPERTY EXPENSES:

Real Estate Taxes                       113,228
Repairs and Maintenance                 168,920
Utilities                                22,782
Property Management Fees                 52,610
Other Operating Expenses                211,915

 TOTAL RENTAL PROPERTY EXPENSES         569,455

 INCOME FROM RENTAL OPERATIONS        $ 735,845




The accompanying notes are an integral part of this statement.

                        MALLARDS OF WEDGEWOOD APARTMENTS



                  NOTES TO THE STATEMENT OF RENTAL OPERATIONS



                          YEAR ENDED DECEMBER 31, 1994





NOTE 1 - BASIS OF PRESENTATION



Mallards of Wedgewood Apartments (The Property) consists of a 240 unit garden style residential apartment community located in Lakeland, Florida together with the existing leases. The assets that comprise the Property have been held as an investment of Wedgewood Golf Associates, Ltd., a Florida limited partnership (the owner), throughout the year ended December 31, 1994. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



Revenue and Expense Recognition



The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.



Repairs and Maintenance



Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.



NOTE 3 - PROPERTY MANAGEMENT FEES



Property management services were provided through Insignia Management Group,
L.P., an affiliate of the owner of the property.   Fees for such services were
4% of gross receipts from operations.



NOTE 4 - SALE OF PROPERTY



The property was sold to United Dominion Realty Trust, Inc. on July 27, 1995. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                        [L.P. MARTIN & COMPANY LETTERHEAD]


                          Independent Auditors' Report



To the Owners of
Andover Place Apartments


We have audited the accompanying statement of rental operations (as defined in Note 2) of Andover Place Apartments for the year ended December 31, 1994. This financial statement is the responsibility of the management of Andover Place Apartments. Our responsibility is to express an opinion on this statement based on our audit.



We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Briar Club Apartments' revenues and expenses.



In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Andover Place Apartments for the year ended December 31, 1994, in conformity with generally accepted accounting principles.






/s/ L. P. MARTIN & COMPANY, P.C.
L. P. Martin & Company, P.C.

Certified Public Accountants
Richmond, Virginia
December 7, 1995

                            ANDOVER PLACE APARTMENTS



                         STATEMENT OF RENTAL OPERATIONS



                          YEAR ENDED DECEMBER 31, 1994



REVENUES FROM RENTAL PROPERTY       $ 1,175,173

RENTAL PROPERTY EXPENSES:
Real Estate Taxes                       117,862
Repairs and Maintenance                 298,993
Utilities                                97,830
Property Management Fees (Note 3)        58,668
Other Operating Expenses                204,529

   TOTAL RENTAL PROPERTY EXPENSES       777,882
   INCOME FROM RENTAL OPERATIONS     $  397,291




The accompanying notes are an integral part of this statement.

                            ANDOVER PLACE APARTMENTS


                  NOTES TO THE STATEMENT OF RENTAL OPERATIONS


                          YEAR ENDED DECEMBER 31, 1994




NOTE 1 - BASIS OF PRESENTATION



Andover Place Apartments, formerly Vinings at Heritage Place, Phase II, (The Property) consists of a 200 unit garden style residential apartment community located in Orlando, Florida together with the existing leases. The assets that comprise the Property have been held as an investment of Heritage Place II Associates, Ltd., a Florida limited partnership (the owner), throughout the year ended December 31, 1994. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



Revenue and Expense Recognition



The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.



Repairs and Maintenance



Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.



NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through Florida RS, Inc., an affilitate of the owner of the property. Fees for such services were 5% of gross receipts from operations.


NOTE 4 - SALE OF PROPERTY

The property was sold to United Dominion Realty Trust, Inc. on September 28, 1995. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                       [L.P. MARTIN & COMPANY LETTERHEAD]

                          Independent Auditors' Report





To the Owners of
Hunters Ridge at Walden Lake Apartments



We have audited the accompanying statement of rental operations (as defined in Note 2) of Hunters Ridge at Walden Lake Apartments for the year ended December 31, 1994. This financial statement is the responsibility of the management of Hunters Ridge at Walden Lake Apartments. Our responsibility is to express an opinion on this statement based on our audit.



We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Hunters Ridge at Walden Lake Apartments' revenues and expenses.



In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Hunters Ridge at Walden Lake Apartments for the year ended December 31, 1994, in conformity with generally accepted accounting principles.






/s/ L. P. MARTIN & COMPANY, P.C.

L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
November 21, 1995

                    HUNTERS RIDGE AT WALDEN LAKE APARTMENTS



                         STATEMENT OF RENTAL OPERATIONS



                          YEAR ENDED DECEMBER 31, 1994







REVENUES FROM RENTAL PROPERTY                 $  1,923,110



RENTAL PROPERTY EXPENSES:

Real Estate Taxes                                  181,104
Repairs and Maintenance                            240,754
Utilities                                          181,398
Property Management Fees (Note 3)                   77,051
Other Operating Expenses                           368,916

   TOTAL RENTAL PROPERTY EXPENSES                1,049,223
   INCOME FROM RENTAL OPERATIONS             $     873,887


The accompanying notes are an integral part of this statement.

                    HUNTERS RIDGE AT WALDEN LAKE APARTMENTS


                  NOTES TO THE STATEMENT OF RENTAL OPERATIONS


                          YEAR ENDED DECEMBER 31, 1994







NOTE 1 - BASIS OF PRESENTATION



Hunters Ridge at Walden Lake Apartments (The Property) consists of a 352 unit garden style residential apartment community located in Plant City, Florida together with the existing leases. The assets that comprise the Property have been held as an investment of Walden Lake I Apartments, Ltd., a Florida limited partnership (the owner), throughout the year ended December 31, 1994. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



Revenue and Expense Recognition



The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.



Repairs and Maintenance



Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.



NOTE 3 - PROPERTY MANAGEMENT FEES



Property management services were provided through Lincoln Property Services,
Inc., an affiliate of the owner of the property.   Fees for such services were
4% of gross receipts from operations.



NOTE 4 - SALE OF PROPERTY



The property was sold to United Dominion Realty Trust, Inc. on June 30, 1995. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                       UNITED DOMINION REALTY TRUST, INC.
                           CERTAIN PROPERTIES ACQUIRED
            COMBINED SUMMARY OF REVENUES AND CERTAIN RENTAL EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1994
                            (IN THOUSANDS OF DOLLARS)




Rental income                                                         $ 5,641
Rental expenses (excluding depreciation):
         Utilities                                     $ 409
         Repairs and maintenance                         983
         Real estate taxes                               466
         Property management                             251
         Other rental expenses                           982            3,091
                                                       -----          -------
Excess of revenues over certain rental expenses                       $ 2,550
                                                                      =======



                       UNITED DOMINION REALTY TRUST, INC.
                           CERTAIN PROPERTIES ACQUIRED
            COMBINED SUMMARY OF REVENUES AND CERTAIN RENTAL EXPENSES
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                            (IN THOUSANDS OF DOLLARS)


Rental income                                                       $ 3,670
Rental expenses (excluding depreciation):
         Utilities                                        $ 256
         Repairs and maintenance                            627
         Real estate taxes                                  320
         Property management                                171
         Other rental expenses                              555       1,929
                                                          -----     -------
Excess of revenues over certain rental expenses                     $ 1,741
                                                                   ==========

                      NOTES TO COMBINED SUMMARY OF REVENUES
                           AND CERTAIN RENTAL EXPENSES


         The combined summary of revenues and certain rental expenses reflect the combined operations of Hunters Ridge Apartments, Mallards of Wedgewood Apartments, Marble Hill Apartments and Andover Place Apartments ("the properties"), for the year ended December 31, 1994 based upon the audited statements of rental operations of the properties appearing elsewhere herein and for the nine month period ended September 30, 1995 based upon the unaudited statements of rental operations of the property. During 1994 and a portion of 1995, the properties were owned by an entity other than United Dominion Realty Trust, Inc. (the "Company").

         The combined summaries have been prepared on the accrual method of accounting. Rental expenses include repair and maintenance expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expenses, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

         In assessing the properties, management considered the existing and potential tenant base, expected job growth in the area, occupancy rates, the competitive nature of the market and comparative rental rates. Furthermore, current and anticipated maintenance and repair costs, real estate taxes and anticipated capital improvements were assessed.

                       UNITED DOMINION REALTY TRUST, INC.
              CONSOLIDATED PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)


         The accompanying consolidated balance sheet at September 30, 1995 includes the acquisitions of Hunters Ridge Apartments, Mallards of Wedgewood Apartments, Marble Hill Apartments and Andover Place Apartments as the four properties were acquired on June 30, 1995, July 27, 1995, September 28, 1995 and September 29, 1995, respectively. There are no adjustments to the accompanying consolidated balance sheet at September 30, 1995.

         The consolidated pro forma condensed statements of operations for the year ended December 31, 1994 and the nine months ended September 30, 1995 assume the acquisition of the properties as if they had occurred at the beginning of each period presented.

         The consolidated pro forma condensed statements have been prepared by the management of the Company. The pro forma condensed financial statements of operations may not be indicative of the results that would have occurred had the acquisitions been completed on the dates indicated. Also, they necessarily are not indicative of future results. The consolidated pro forma condensed financial statements and Notes thereto, should be read in conjunction with the Company's audited financial statements for the year ended December 31, 1994 (included in the Trust's Form 10-K for the year ended December 31, 1994) and the unaudited financial statements as of September 30, 1995 and for the nine months then ended (included in the Company's Form 10-Q for the periods ended September 30, 1995) and the accompanying notes.

                       UNITED DOMINION REALTY TRUST, INC.
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1995
                                  (Unaudited)
                       (In thousands, except share data)







                                                              HISTORICAL (1)


Assets
Real estate owned
    Apartments                                                 $1,077,236
    Shopping centers                                               50,948
    Office and industrial buildings                                 4,608
                                                                1,132,792
    Less accumulated depreciation                                 142,919
                                                                  989,873
Cash and cash equivalents                                           7,031
Receivable from underwriters                                       57,354
Other assets                                                       27,417
                                                               $1,081,675


Liabilities and shareholders' equity
Mortgage notes payable                                           $166,732
7 1/4% Notes due April 1, 1999                                     75,000
8 1/2% debentures due September 15, 2024                          150,000
Other notes payable                                               134,992
Accounts payable, accrued expenses and other                       22,984
Distributions payable to shareholders                              12,610
                                                                  562,318

Shareholders' equity:
    Preferred stock, no par value; 25,000,000 shares
        authorized: 9 1/4%  Series A  Cumulative
        Redeemable Preferred Stock (liquidation preference
        of $25 per share), 4,200,000 shares issued and
        outstanding                                               105,000
    Common stock, $1 par value; 100,000,000 shares
         authorized 56,045,232 shares issued and
         outstanding                                               56,045
    Additional paid in capital                                    477,186
    Notes receivable from officer shareholders                     (5,959)
    Distributions in excess of earnings                          (113,094)
    Unrealized gain on securities available-for-sale                  179
    Total shareholders' equity                                    519,357
                                                               $1,081,675


See accompanying notes.

                       UNITED DOMINION REALTY TRUST, INC.
                      NOTES TO CONSOLIDATED BALANCE SHEETS
                               SEPTEMBER 30, 1995

(1) Represents the Company's Historical Balance Sheet contained in its Quarterly Report on Form 10-Q for the nine months ended September 30, 1995.

                       UNITED DOMINION REALTY TRUST, INC.
            CONSOLIDATED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                 For the Twelve Months Ended December 31, 1994
                                  (Unaudited)
                (In thousands of dollars, except per share data)


                                                   ACQUISITIONS
                                                    PREVIOUSLY
                                                   REPORTED ON
                                                 FORMS 8-K DATED
                                                 APRIL 15, 1994,
                                                  MAY 17, 1994,             1994                      ACQUISITIONS
                                                  MAY 26, 1994,         ACQUISITIONS     PRO FORMA    REPORTED ON
                                    HISTORICAL  SEPTEMBER 1, 1994 AND    PRO FORMA      BEFORE 1995  FORMS 8-K DATED
                                        (1)     OCTOBER 14, 1994 (2)    ADJUSTMENTS    ACQUISITIONS  JUNE 30, 1995

Income
Property operations:
  Rental Income                       $139,972        $27,128                              $167,100        $11,095
  Property expenses:
      Utilities                         11,206          2,019                                13,225            681
      Repairs & maintenance             21,216          4,205                                25,421          1,453
      Real estate taxes                  9,658          2,296                                11,954            741
      Property management                4,645          1,304              ($328)(6)          5,621            441
      Other operating expenses          12,141          3,629               (277)(7)         15,493          1,144
      Depreciation of
      real estate owned                 28,729                             4,514 (8)         33,243
                                        87,595         13,453              3,909            104,957          4,460
Income from property operations         52,377         13,675             (3,909)            62,143          6,635
Interest income                            756                              (111)(10)           645
                                        53,133         13,675             (4,020)            62,788          6,635

Expenses
  Interest                              28,521          7,649 (9)         36,170
  General and administrative             4,803                                                4,803
  Other depreciation and
    amortization                           691                                                  691
                                        34,015              0              7,649             41,664              0
Income before gains (losses)
    on investments and
    extraordinary item                  19,118         13,675            (11,669)            21,124          6,635

Gains (losses) on sale of
  investment                               108                                                  108
Income before extraordinary item        19,226         13,675            (11,669)            21,232          6,635
Extraordinary item - early
  extinguishment of debt                   (89)                                                 (89)
Net income                              19,137         13,675            (11,669)            21,143          6,635
Dividends to preferred
  shareholders
Net income available to common
  shareholders                         $19,137        $13,675           ($11,669)           $21,143         $6,635


Net income per common share              $0.41                                                $0.42

Distributions declared per common
   share                                 $0.78                                                $0.78


Weighted average number of common
  share outstanding                     46,182         4,022 (19)                            50,204

See accompanying notes.







                                                        ACQUISITIONS
                                                                  PREVIOUSLY
                                             JUNE 30, 1995       REPORTED ON        DECEMBER 28, 1995
                                               PRO FORMA       FORMS 8-K DATED          PRO FORMA             PRO
                                              ADJUSTMENTS     DECEMBER 28, 1995 (4)    ADJUSTMENTS           FORMA

Income
Property operations:
  Rental Income                                                     $5,641                                 $183,836
  Property expenses:
      Utilities                                                        409                                   14,315
      Repairs & maintenance                                            983                                   27,857
      Real estate taxes                                                466                                   13,161
      Property management                          ($60)(11)           251                  ($58)(14)         6,195
      Other operating expenses                                         982                                   17,619
      Depreciation of
      real estate owned                           1,637 (12)                                 869 (15)        35,749
                                                  1,577              3,091                   811            114,896
Income from property operations                  (1,577)             2,550                  (811)            68,940
Interest income                                                                                                 645
                                                 (1,577)             2,550                  (811)            69,585

Expenses
  Interest                                                                                   716 (16)        36,886
  General and administrative                                                                                  4,803
  Other depreciation and
    amortization                                                                                                691
                                                      0                  0                   716             42,380
Income before gains (losses)
    on investments and
    extraordinary item                           (1,577)             2,550                (1,527)            27,205

Gains (losses) on sale of
  investment                                                                                                    108
Income before extraordinary item                 (1,577)             2,550                (1,527)            27,313
Extraordinary item - early
  extinguishment of debt                                                                                        (89)
Net income                                       (1,577)             2,550                (1,527)            27,224
Dividends to preferred
  shareholders                                    6,289 (13)                               2,031 (17)         8,320
Net income available to common
  shareholders                                  ($7,866)            $2,550               ($3,558)           $18,904


Net income per common share                                                                                   $0.38

Distributions declared per common
   share                                                                                                      $0.78


Weighted average number of common
  share  outstanding                                                                                         50,204


                       UNITED DOMINION REALTY TRUST, INC.
            CONSOLIDATED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                  For the Nine Months Ended September 30, 1995
                                  (Unaudited)
                (In thousands of dollars, except per share data)



                                                                 ACQUISITIONS
                                                                  PREVIOUSLY           JUNE 30, 1995               ACQUISITIONS
                                                                  REPORTED ON          ACQUISITIONS               REPORTED ON
                                                                FORM 8-K DATED          PRO FORMA                FORM 8-K DATED
                                               HISTORICAL (1)  JUNE 30, 1995  (3)     ADJUSTMENTS (5)        DECEMBER 28, 1995 (4)

Income
Property operations:
  Rental income                                   $143,082         $2,849                 $1,045                     $3,670
  Property expenses:
      Utilities                                     10,627            174                     64                        256
      Repairs & maintenance                         22,493            268                     98                        627
      Real estate taxes                             10,115            184                     67                        320
      Property management                            4,153            113                    $20 (11)                   171
      Other operating expenses                      12,631            289                    106                        555
      Depreciation of real estate owned             28,545                                   559 (12)
                                                    88,564          1,028                    914                      1,929
Income from property operations                     54,518          1,821                    131                      1,741
Interest income                                      1,031                                     0
                                                    55,549          1,821                    131                      1,741

Expenses
  Interest                                          30,563
  General and administrative                         3,771
  Other depreciation and amortization                  835
                                                    35,169              0                      0                          0
Income before gains (losses) on investments
    and extraordinary item                          20,380          1,821                    131                      1,741

Gains (losses) on sale of investments                4,844
Net income                                          25,224          1,821                    131                      1,741
Dividends to preferred shareholders                  4,209                                 1,964 (13)
Net income available to common shareholders        $21,015         $1,821                ($1,833)                    $1,741


Net income per common share                          $0.41

Distributions declared per common share             $0.675


Weighted average number of common shares
  outstanding                                       51,597













                                                DECEMBER 28, 1995
                                                  ACQUISITIONS
                                                    PRO FORMA          PRO
                                                   ADJUSTMENTS        FORMA

Income
Property operations:
  Rental Income                                                      $150,646
  Property expenses:
      Utilities                                                        11,121
      Repairs & maintenance                                            23,486
      Real estate taxes                                                10,686
      Property management                             ($45)(14)         4,412
      Other operating expenses                                         13,581
      Depreciation of real estate owned                529 (15)        29,633
                                                       484             92,919
Income from property operations                       (484)            57,727
Interest income                                       (269)(18)           762
                                                      (753)            58,489

Expenses
  Interest                                             532 (16)        31,095
  General and administrative                                            3,771
  Other depreciation and amortization                                     835
                                                       532             35,701
Income before gains (losses) on investments
    and extraordinary item                          (1,285)            22,788

Gains (losses) on sale of investments                                   4,844
Net income                                          (1,285)            27,632
Dividends to preferred shareholders                    635 (17)         6,808
Net income available to common shareholder         ($1,920)           $20,824


Net income per common share                                             $0.40

Distributions declared per common share                                $0.675


Weighted average number of common shares
  outstanding                                                          51,597


See accompanying notes.

                       UNITED DOMINION REALTY TRUST, INC.
            NOTES TO CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995 AND
                        THE YEAR ENDED DECEMBER 31, 1994
                                   (UNAUDITED)

Basis of Presentation

The accompanying consolidated pro forma statements of operations assume the (i) the acquisition of four apartment communities previously reported on Form 8-K dated December 28, 1995, (ii) the acquisition of nine apartment communities reported on Form 8-K dated June 30, 1995, and (iii) the acquisition of apartment communities previously reported on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994, September 1, 1994 and October 14, 1994, at the beginning of each period presented. On April 24, 1995, the Company sold 4.2 million shares of 9 1/4% Cumulative Redeemable Preferred Stock with a $25 liquidation preference value ("preferred stock"). Net proceeds from the sale of the preferred stock were used to fund the Acquisitions Previously Reported on Form 8-K dated June 30, 1995 and to repay in full, then existing bank debt. Of the 4.2 million shares sold, 2.7 million shares were assumed to be used to acquire the Acquisitions Previously Reported on Form 8-K dated June 30, 1995 and 878,589 shares were assumed to have been used to acquire Hunters Ridge Apartments and Mallards of Wedgewood Apartments (two of the properties included herein). Therefore, such consolidated pro forma statements of operations assume the issuance of 3.6 million shares of preferred stock from the period January 1, 1995 to April 24, 1995 and on January 1, 1994 for the twelve month period ended December 31, 1994.

(1) Represents the Company's Historical Statements of Operations contained in its Quarterly Report on Form 10-Q for the nine months ended September 30, 1995 and its Annual Report on Form 10-K for the year ended December 31, 1994.

(2) Amounts appearing under the column entitled "Acquisitions Previously Reported on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994, September 1, 1994 and October 14, 1994" give effect to significant acquisitions that have been previously reported to the Securities and Exchange Commission by the Company on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994, September 1, 1994 and October 14, 1994. A reconciliation of net income to previously filed Forms 8-K and/or 8-K/A is as follows:


            8-K Filed                   Filing to Update         Net Income
                                              8-K              (In thousands)

            April 15, 1994            8-K/A June 7, 1994           $  845
            May 17, 1994              8-K/A July 26, 1994             546
            May 26, 1994              8-K   August 31, 1994 *       6,619
            September 1, 1994         8-K/A November 11, 1994       2,242
            October 14, 1994          8-K/A December 29, 1994       3,423
                                                                   -------
                                                                   $13,675

                  * The Form 8-K dated August 31, 1994 updated the Form 8-K dated May 26, 1994 for the six month period ended June 30, 1994.

(3) Amounts appearing under the column entitled "Acquisitions Reported on Forms 8-K dated June 30, 1995" give effect to significant acquisitions that have been previously reported to the Securities and Exchange Commission by the Company on Forms 8-K dated June 30, 1995.

(4) Represents actual rental income and related operating expenses of the "Acquisitions Previously Reported on Form 8-K dated December 28, 1995", as reported elsewhere herein.

(5) Represents operations of the Acquisitions Reported on Form 8-K dated June 30, 1995 for the period from April 1, 1995 to each acquisitions respective purchase date (based on operating statements of the properties). The Form 8-K dated June 30, 1995 contains pro forma financial statements for the three month period ended March 31, 1995.

(6)      To  record  the  net  decrease  in  property  management  fees  for the acquisitions previously reported to the Securities and Exchange Commission on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994, September 1, 1994 and October 14, 1994. The Company internally charges its apartment portfolio at a cost of approximately 3.5% of rental income.

(7) To record the net decrease in insurance expense to reflect that the Company insures its apartments for approximately $107 per unit less
         than the  historical   insurance   expense  of  the  Portfolio
         Acquisition previously reported to the Securities and Exchange Commission on Form 8-K dated May 26, 1994.

(8) To record depreciation expense on the acquisitions previously reported to the Securities and Exchange Commission on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994, September 1, 1994 and October 14,
         1994. Depreciation is based upon the allocation of the purchase price of each of the properties. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets which range from 15 to 35 years. Buildings have been depreciated over 35 years and other improvements over 15 years.

(9) To record interest expense on bank debt and tax-exempt bonds used to finance Acquisitions Previously Reported on Forms 8-K dated April 15, 1994, May 17, 1994, May 26, 1994, September 1, 1994 and October 14,
         1994 at market interest rates available to the Company at the time of each respective acquisition.

(10) Reflects the reduction of interest income associated with the use of short-term investments to acquire the Portfolio Acquisition (as previously reported on form 8-K dated May 26, 1994), Regatta Shores Apartments (as previously reported on Form 8-K dated September 1, 1994) and for the acquisition of Mediterranean Village Apartments, Briar Club Apartments, Covington Crossing Apartments and Hunters Trace Apartments (as previously reported on Form 8-K dated October 14, 1994) at assumed interest rates in effect at the time of the acquisition.

(11) Reflects the net decrease in property management fees for the Acquisitions Previously Reported on Form 8-K dated June 30, 1995. The Company internally charges its apartment properties at a cost of approximately 3.5% of rental income.

(12) Reflects the net adjustments to depreciation expense to record the Acquisitions Previously Reported on Form 8-K dated June 30, 1995 at the beginning of each period presented. Depreciation is based upon the allocation of the purchase price of each of the properties. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets which range from 15 to 35 years. Buildings have been depreciated over 35 years and other improvements over 15 years based upon the allocation of the initial cost of the Acquisitions Previously Reported on Form 8-K dated June 30, 1995 in the amount of $65.7 million.

(13) Reflects the adjustment to net income to record dividends paid to preferred shareholders on 2.7 million shares of preferred stock in calculating net income available to common shareholders from the period January 1, 1995 to April 24, 1995 and for the twelve month period ended December 31, 1994.

(14)     Reflects  the  net  decrease  in  property   management  fees  for  the
         properties. The Trust internally manages its apartment properties at a cost of approximately 3.5% of rental income.

(15) Reflects the net adjustments to depreciation expense to record the properties at the beginning of each period presented. Depreciation is based upon the allocation of the purchase price of each of the properties. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets which range from 15 to 35 years. Buildings have been depreciated over 35 years and other improvements over 15 years based upon the allocation of the initial cost of the properties in the amount of $32.9 million.

(16) Reflects the additional interest expense associated with the acquisition of the properties as follows: (i) bank debt used to fund the acquisitions at market interest rates available to the Trust at the time of each respective acquisition, (ii) the assumption of a mortgage note in the amount of $3.3 million bearing interest of 7.6% in connection with the acquisition of Marble Hill Apartments and (iii) the assumption of a $5.6 million tax-exempt housing bond bearing interest of 5.14% in connection with the acquisition of Andover Place Apartments.

(17) Reflects the adjustment to net income to record dividends paid to preferred shareholders on 878,589 shares of preferred stock in calculating net income available to common shareholders from the period January 1, 1995 to April 24, 1995 and for the twelve month period ended December 31, 1994, assumed to have been used to acquire Hunters Ridge Apartments and Mallards of Wedgewood Apartments, two of the properties included herein.

(18) Reflects the reduction of interest income associated with the use of short-term investments to acquire the Hunters Ridge Apartments and Mallards of Wedgewood Apartments at market interest rates in effect at the time of the acquisition.

(19) Represents the adjustment to the weighted average number of common shares outstanding to account for the sale of 8,479,400 shares of Common Stock in a public offering at $14.25 per share in June, 1994, as if the sale had occurred on January 1, 1994. Net proceeds from the sale were used to acquire 21 properties included in a 25 property portfolio as reported to the Securities and Exchange Commission on Form 8-K dated May 26, 1994.